PRUDENTIAL INVESTMENT PORTFOLIOS 5
Prudential Jennison Conservative Growth Fund (the “Fund”)

Supplement dated December 30, 2011
to the Prospectus dated September 27, 2011

This supplement amends the Fund’s Prospectus and is in addition to any existing supplement of the Fund’s Prospectus and Statement of Additional Information.

Effective December 30, 2011, due to a change in responsibilities of the Fund’s portfolio managers, Jason McManus, under the supervision of co-portfolio manager Mehdi Mahmud, assumes primary responsibility for the quantitative analytics that support the team’s investment process. Mr. Mahmud and Mr. McManus previously had joint responsibility for the quantitative analytics.

To reflect this change, in the Prospectus under the caption “How The Fund Is Managed – Portfolio Managers,” the first paragraph is hereby deleted and replaced with the following:

Blair A. Boyer, Kathleen A. McCarragher, Michael A. Del Balso, Jason McManus, and Mehdi Mahmud are the portfolio managers of the Fund. Mr. Boyer, Mr. Del Balso, and Ms. McCarragher are members of Jennison's growth equity team. Mr. McManus, under the supervision of Mr. Mahmud, is responsible for the quantitative analytics used to support the strategy. Mr. Mahmud and Mr. McManus are responsible for managing the sector allocations of the Fund.

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